Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three and Twelve Months Ended December 31, 2005

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2005

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statement	Page 1

Year-to-Date Income Statement	Page 2

Calculation of Funds from Operations and FFO Payout Ratio	Page 3

EBITDA, Operating Ratios and Earnings per Share	Page 4

Balance Sheet Data:
Comparative Balance Sheets	Page 5

Market Capitalization and Debt Coverage Ratios	Page 6

Consolidated Debt Schedule	Page 7

Consolidated Debt Maturities Schedule	Page 8

Joint Venture Debt and Debt Maturity Schedule	Page 9

Operational Data:
Occupancy Statistics	Page 10

Leasing Results and Re-leasing Spreads	Page 11

Mall Portfolio Statistics by Asset Category	Page 12

Summary of Significant Tenants	Page 13

Top 10 Regional Mall Tenants	Page 14

Lease Expiration Schedule	Page 15

Development Activity:
Capital Expenditures	Page 16

Redevelopment Activity	Page 17

Quarterly Income Statement
(dollars in thousands)

	Three Months Ended December 31,
	2005			2004
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Revenues:
Minimum rents	$52,925	$2,324	$55,249	$50,598	$2,814	$53,412
Percentage rents	2,446	72	2,518	1,585	332	1,917
Tenant reimbursements	24,532	966	25,498	23,886	1,719	25,605
Out parcel sales	1,415	-	1,415	485	-	485
Other (See components below)	8,734	152	8,886	9,557	219	9,776
Total Revenues	90,052	3,514	93,566	86,111	5,084	91,195

Expenses:
Property operating expenses	(18,974)	(1,098)	(20,072)	(17,587)	(1,313)	(18,900)
Real estate taxes	(9,306)	(296)	(9,602)	(9,246)	(505)	(9,751)
	(28,280)	(1,394)	(29,674)	(26,833)	(1,818)	(28,651)
Provision for credit losses	(1,387)	(30)	(1,417)	(1,232)	(145)	(1,377)
Other operating expenses	(1,205)	(115)	(1,320)	(1,461)	(99)	(1,560)
Cost related to sales of out parcels	(1,421)	-	(1,421)	(252)	-	(252)
Real estate depreciation and amortization	(18,698)	-	(18,698)	(18,484)	(953)	(19,437)
Non-real estate depreciation and amortization	(587)	-	(587)	(523)	(32)	(555)
General and administrative	(2,954)	(4)	(2,958)	(4,176)	(5)	(4,181)
Total Expenses	(54,532)	(1,543)	(56,075)	(52,961)	(3,052)	(56,013)

Operating Income	35,520	1,971	37,491	33,150	2,032	35,182

Interest income	116	21	137	42	11	53
Interest expense	(21,022)	(954)	(21,976)	(20,537)	(1,080)	(21,617)
Loan fee amortization	(668)	(5)	(673)	(573)	(20)	(593)
Equity in income of unconsolidated entities	51	-	51	-	-	-
Income before minority interest and discontinued operations	13,997	1,033	15,030	12,082	943	13,025
Minority interest in operating partnership	(829)	-	(829)	(771)	-	(771)
Income from continuing operations	13,168	1,033	14,201	11,311	943	12,254
Discontinued Operations:
Loss on sales of properties	(84)	-	(84)	(2,151)	-	(2,151)
Income from operations	1,033	(1,033)	-	943	(943)	-
Net income	14,117	-	14,117	10,103	-	10,103
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Issuance costs write-off upon Series B redemption	-	-	-	-	-	-
Net income available to common shareholders	$9,758	$-	$9,758	$5,744	$-	$5,744

Components of Other Revenue:
Fee income	$632	$-	$632	$47	$-	$47
Specialty leasing and sponsorship income	7,038	152	7,190	7,947	219	8,166
Other	1,064	-	1,064	1,563	-	1,563
Total	$8,734	$152	$8,886	$9,557	$219	$9,776

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS - FAS 144
(in thousands, except per share data)

	Twelve Months Ended December 31,
	2005			2004
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Revenues:
Minimum rents	$207,593	$10,523	$218,116	$200,565	$19,805	$220,370
Percentage rents	6,616	410	7,026	5,970	480	6,450
Tenant reimbursements	95,530	5,820	101,350	94,144	7,196	101,340
Out parcel sales	2,525	450	2,975	2,713	-	2,713
Other (see components below)	22,595	604	23,199	23,590	716	24,306
Total Revenues	334,859	17,807	352,666	326,982	28,197	355,179

Expenses:
Property operating expenses	(71,920)	(5,288)	(77,208)	(72,676)	(6,521)	(79,197)
Real estate taxes	(37,836)	(1,611)	(39,447)	(35,738)	(2,602)	(38,340)
	(109,756)	(6,899)	(116,655)	(108,414)	(9,123)	(117,537)
Provision for credit losses	(4,848)	(249)	(5,097)	(5,391)	(850)	(6,241)
Other operating expenses	(7,248)	(513)	(7,761)	(6,600)	(480)	(7,080)
Cost related to sales of out parcels	(2,394)	(63)	(2,457)	(1,901)	6	(1,895)
Real estate depreciation and amortization	(73,321)	(2,299)	(75,620)	(70,678)	(6,292)	(76,970)
Non-real estate depreciation and amortization	(2,120)	(76)	(2,196)	(2,081)	(134)	(2,215)
General and administrative	(18,423)	(21)	(18,444)	(14,297)	(17)	(14,314)
Total Expenses	(218,110)	(10,120)	(228,230)	(209,362)	(16,890)	(226,252)

Operating Income	116,749	7,687	124,436	117,620	11,307	128,927

Interest income	327	64	391	217	28	245
Interest expense	(82,160)	(4,180)	(86,340)	(85,040)	(4,737)	(89,777)
Loan fee amortization	(2,612)	(50)	(2,662)	(4,239)	(144)	(4,383)
Equity in income of unconsolidated entities	51	-	51	3	-	3
Income before minority interest and discontinued operations	32,355	3,521	35,876	28,561	6,454	35,015
Minority interest in operating partnership	(252)	-	(252)	(2,906)	-	(2,906)
Income from continuing operations	32,103	3,521	35,624	25,655	6,454	32,109
Discontinued Operations:
Gain on sales of properties	1,619	-	1,619	19,646	-	19,646
Impairment loss	(16,393)	-	(16,393)	-	-	-
Income from operations	3,521	(3,521)	-	6,454	(6,454)	-
Net income	20,850	-	20,850	51,755	-	51,755
Preferred stock dividends	(17,437)	-	(17,437)	(17,517)	-	(17,517)
Issuance costs write-off upon Series B redemption	-	-	-	(4,878)	-	(4,878)
Net income available to common shareholders	$3,413	$-	$3,413	$29,360	$-	$29,360

Components of Other Revenue:
Fee income	$632	$-	$632	$100	$-	$100
Specialty leasing and sponsorship income	16,628	604	17,232	18,482	716	19,198
Other	5,335	-	5,335	5,008	-	5,008
Total	$22,595	$604	$23,199	$23,590	$716	$24,306

Note: Pre FAS 144 column includes both continuing and discontinued operations.

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2005					2004
	3 mos	3 mos	3 mos	3 mos	12 mos	3 mos	3 mos	3 mos	3 mos	12 mos
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income available to common shareholders	$1,437	$(1,080)	$(6,702)	$9,758	$3,413	$760	$2,553	$20,303	$5,744	$29,360
Real estate depreciation and amortization	18,306	20,493	18,123	18,698	75,620	20,428	18,783	18,322	19,437	76,970
Share of joint venture real estate depreciation and amortization	-	-	-	-	-	39	-	-	-	39
Minority interest in operating partnership	136	(95)	(618)	829	252	54	251	1,830	771	2,906
Loss (gain) on sales of properties	30	4	(1,737)	84	(1,619)	(3,071)	51	(18,777)	2,151	(19,646)
FFO	$19,909	$19,322	$9,066	$29,369	$77,666	$18,210	$21,638	$21,678	$28,103	$89,629

Weighted average common shares outstanding - diluted	39,703	39,830	39,956	39,943	39,856	39,300	39,405	39,547	39,708	39,496

FFO per diluted share	$0.50	$0.49	$0.23	$0.74	$1.95	$0.46	$0.55	$0.55	$0.71	$2.27
Add back of preferred stock redemption costs	$-	$-	$-	$-	$-	$0.12	$-	$-	$-	$0.12
Add back impairment losses	$-	$0.03	$0.38	$-	$0.41	$-	$-	$-	$-	$-
Adjusted FFO per share	$0.50	$0.52	$0.60	$0.74	$2.36	$0.58	$0.55	$0.55	$0.71	$2.39

	2005					2004
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	12 mos
	Mar. 31	June. 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June. 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of issuance cost write off and impairment losses	95.9%	92.5%	79.8%	65.4%	81.5%	82.4%	87.6%	87.7%	67.9%	80.5%

	2005					2004
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO
Deferred leasing costs	$1,015	$1,273	$1,581	$1,645	$5,514	$1,531	$1,581	$1,147	$627	$4,886
Straight line adjustment as increase (decrease) to minimum rents	$450	$(28)	$(72)	$228	$578	$194	$513	$135	$(228)	$614
Fair value of debt amortized as reduction to interest expense	$107	$107	$107	$107	$428	$107	$107	$107	$107	$428
Intangible amortization as an increase to minimum rents	$204	$207	$216	$118	$745	$309	$239	$190	$203	$941
Impairment losses	-	$1,375	$15,018	-	$16,393	-	-	-	-	-
Issuance costs write-off upon Series B redemption	-	-	-	-	-	$4,878	-	-	-	$4,878

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2005					2004
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income	$5,796	$3,279	$(2,342)	$14,117	$20,850	$10,077	$6,912	$24,663	$10,103	$51,755
Interest expense (continuing and discontinued operations)	21,186	21,580	21,598	21,976	86,340	23,240	23,064	21,856	21,617	89,777
Loan fee amortization (continuing and discontinued operations)	642	676	671	673	2,662	1,010	2,088	692	593	4,383
Taxes (continuing and discontinued operations)	242	290	303	196	1,031	21	75	198	357	651
Depreciation and amortization (continuing and discontinued operations)	18,825	21,032	18,674	19,285	77,816	21,024	19,320	18,849	19,992	79,185
EBITDA	46,691	46,857	38,904	56,247	188,699	55,372	51,459	66,258	52,662	225,751
Minority interest in operating partnership	136	(95)	(618)	829	252	54	251	1,830	771	2,906
Loss (gain) on sales of properties and properties held for sale and impairment charges	30	1,379	13,281	84	14,774	(3,071)	51	(18,777)	2,151	(19,646)
Adjusted EBITDA	$46,857	$48,141	$51,567	$57,160	$203,725	$52,355	$51,761	$49,311	$55,584	$209,011

Operating Ratios:
General and administrative / total revenues	7.8%	7.0%	4.3%	3.3%	5.5%	3.5%	4.5%	4.6%	4.8%	4.4%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.1%	89.4%	85.1%	86.7%	87.0%	86.0%	86.3%	86.1%	89.0%	86.8%

Earnings per Share:
Weighted average common shares outstanding - basic	35,713	35,837	36,146	36,442	36,036	35,130	35,501	35,574	35,614	35,456
Weighted average common shares outstanding - diluted	39,703	39,830	39,956	39,943	39,856	39,300	39,405	39,547	39,708	39,496

Earnings per share - basic	$0.04	$(0.03)	$(0.19)	$0.27	$0.09	$0.02	$0.07	$0.57	$0.16	$0.83

Earnings per share - diluted	$0.04	$(0.03)	$(0.18)	$0.27	$0.09	$0.02	$0.07	$0.56	$0.16	$0.82

BALANCE SHEETS
(dollars in thousands)

	2005				2004
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$304,337	$302,864	$291,997	$291,998	$304,175
Building, improvements and equipment	1,927,526	1,922,291	1,837,134	1,869,381	1,925,283
Developments in progress	30,902	32,211	43,772	50,235	21,182
	2,262,765	2,257,366	2,172,903	2,211,614	2,250,640
Less accumulated depreciation	451,298	456,662	455,773	470,397	435,821
Net property and equipment	1,811,467	1,800,704	1,717,130	1,741,217	1,814,819

Deferred leasing costs, net	18,149	18,440	18,258	19,416	18,889
Investment in unconsolidated subsidiaries	-	-	-	44,248	-
Real estate assets held for sale	-	11,334	75,178	72,178	1,590
Net investment in real estate	1,829,616	1,830,478	1,810,566	1,877,059	1,835,298

Cash and cash equivalents	5,051	8,330	9,709	7,821	8,446
Restricted cash	13,096	15,496	17,369	16,229	16,330
Tenant accounts receivable, net	49,450	47,042	48,568	52,783	51,873
Deferred expenses, net	8,752	8,048	9,310	8,676	9,449
Prepaid and other assets	27,367	27,864	27,662	32,744	25,628
Total Assets	$1,933,332	$1,937,258	$1,923,184	$1,995,312	$1,947,024

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,323,793	$1,311,700	$1,248,546	$1,299,193	$1,328,604
Mortgage notes payable associated with properties held for sale	-	7,638	52,537	52,538	-
Notes payable	82,600	109,200	129,000	150,000	74,000
Accounts payable and accrued expenses	51,988	50,437	58,694	67,638	53,892
Distributions payable	23,238	23,328	23,406	23,410	23,186
	1,481,619	1,502,303	1,512,183	1,592,529	1,479,682

Minority interest in partnership	22,051	20,458	17,001	15,729	23,520

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000	150,000
Common shares of beneficial interest	358	360	364	365	357
Additional paid-in capital	536,494	540,257	543,983	544,708	534,286
Unvested restricted shares	(597)	(1,173)	(1,185)	(1,069)	-
Distributions in excess of accumulated earnings	(316,558)	(334,912)	(359,129)	(366,924)	(300,786)
Other comprehensive loss	(35)	(35)	(33)	(26)	(35)
Total Liabilities and Shareholders' Equity	$1,933,332	$1,937,258	$1,923,184	$1,995,312	$1,947,024

MARKET CAPITALIZATION, and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2005				2004
	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos
	Mar. 31	June 30	Sept. 30	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31
Share price (end of period)	$23.70	$27.75	$24.47	$24.32	$27.10	$22.12	$24.30	$27.71

Market Capitalization Ratio:
Common shares outstanding	35,791	35,980	36,379	36,506	35,389	35,561	35,586	35,683
Operating Partnership units outstanding	3,474	3,473	3,237	3,115	3,563	3,563	3,563	3,474
Total common shares and units outstanding at end of period	39,265	39,453	39,616	39,621	38,952	39,124	39,149	39,157

Valuation - Common shares and operating partnership units outstanding	$930,581	$1,094,821	$969,404	$963,583	$1,055,599	$865,423	$951,321	$1,085,040
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,406,393	1,428,538	1,430,083	1,501,481	1,501,768	1,496,069	1,397,134	1,402,604
Total market capitalization	$2,546,974	$2,733,359	$2,609,487	$2,675,064	$2,767,367	$2,571,492	$2,558,455	$2,697,644

Debt / Market capitalization	55.2%	52.3%	54.8%	56.1%	54.3%	58.2%	54.6%	52.0%
Debt / Gross asset value (1)	59.0%	59.7%	60.1%	60.9%	60.2%	60.7%	58.3%	58.9%
Debt / Market capitalization including pro-rata share of joint ventures	55.2%	52.3%	54.8%	56.9%	54.3%	58.2%	54.6%	52.0%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.2	2.4	2.6	2.3	2.2	2.3	2.6
(Adjusted EBITDA from page 4 / interest expense)
Debt service coverage ratio	1.8	1.9	2.0	2.2	1.9	1.9	1.9	2.2
(Adjusted EBITDA / interest expense + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2005	2004	2005	2004	Terms	Terms	at Maturity	Maturity
Weberstown Mall, LLC	$19,126	$19,383	7.43%	7.43%		(a)	$19,033	May 1, 2006
SAN Mall, LP	33,523	33,985	8.35%	8.35%	(p)	(a)	$32,615	(e)
Colonial Park Mall, LP	32,975	33,459	7.73%	7.73%	(p)	(a)	$32,033	(e)
Mount Vernon Venture, LLC	8,865	8,968	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (q)	44,559	45,292	7.84%	7.84%	(p)	(a)	$42,302	(f)
Morgantown Mall Associates, LP	53,381	54,227	6.89%	6.89%	(p)	(a)	$50,823	(f)
Grand Central, LP	48,572	49,276	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	39,214	39,606	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,953	41,387	8.20%	8.20%	(p)	(a)	$38,543	(g)
Glimcher Ashland Venture, LLC	25,307	25,770	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	56,717	57,481	8.27%	8.27%	(p)	(a)	$49,864	(h)
Glimcher WestShore, LLC	96,804	98,275	5.09%	5.09%		(a)	$84,824	September 9, 2012
University Mall, LP	63,845	65,050	7.09%	7.09%	(p)	(a)	$52,524	(i)
PFP Columbus, LLC	144,439	146,631	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	135,326	137,285	5.42%	5.42%	(p)	(a)	$116,922	(j)
JG Elizabeth, LLC	161,371	163,827	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	110,871	112,423	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	60,341	61,107	7.54%	7.54%	(p)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	-	5.65%	n/a		(c)	$44,931	January 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,245,189	1,212,432
Variable Rate
GM Olathe, LLC	30,000	30,000	6.37%	4.40%	(l)	(b)	$30,000	June 9, 2006
Montgomery Mall Associates, LP	25,000	-	6.16%	n/a	(m)	(b)	$25,000	August 1, 2006
Glimcher Columbia, LLC (q)	7,729	7,955	6.79%	4.78%	(n)	(a)	$7,595	August 1, 2006
EM Columbus, LLC	41,669	24,000	6.38%	4.42%	(o)	(b)	$41,669	January 1, 2007
	104,398	61,955
Other
Fair Value Adjustment - Polaris Center, LLC	1,894	2,322
Extinguished Debt	-	51,895

Total Mortgage Notes Payable	$1,351,481	$1,328,604

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in October 2027, with an optional prepayment date on October 11, 2007.
(f)	The loan matures in September 2028, with an optional prepayment date on September 11, 2008.
(g)	The loan matures in June 2030, with an optional prepayment date on June 1, 2010.
(h)	The loan matures in July 2027, with an optional prepayment date on July 11, 2012.
(i)	The loan matures in January 2028, with an optional prepayment date on January 11, 2013.
(j)	The loan matures in June 2033, with an optional prepayment date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment date on February 11, 2015.
(l)	Interest rate of LIBOR (capped by a derivative at 6.00%) plus 200 basis points until maturity.
(m)	Interest rate of LIBOR plus 185 basis points.
(n)	Interest rate of LIBOR plus 250 basis points.
(o)	Interest rate of LIBOR plus 200 basis points.
(p)	Interest rate escalates after optional prepayment date.
(q)	Mortgage note payable associated with asset held for sale.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	12/31/2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016+
Fixed Rate
Weberstown Mall, LLC	$19,126	$19,126	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
SAN Mall, LP	33,523	503	33,020	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	32,975	523	32,452	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,865	111	120	8,634	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	44,559	793	859	42,907	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	53,381	906	972	51,503	-	-	-	-	-	-	-	-
Grand Central, LP	48,572	757	814	865	46,136	-	-	-	-	-	-	-
Johnson City Venture, LLC	39,214	426	464	496	549	37,279	-	-	-	-	-	-
Polaris Center, LLC	40,953	472	512	547	604	38,818	-	-	-	-	-	-
Ashland Venture, LLC	25,307	498	536	572	620	668	22,413	-	-	-	-	-
Dayton Mall Venture, LLC	56,717	830	903	969	1,066	1,159	1,260	50,530	-	-	-	-
Glimcher WestShore, LLC	96,804	1,550	1,631	1,703	1,807	1,902	2,003	86,208	-	-	-	-
University Mall, LP	63,845	1,293	1,390	1,481	1,604	1,723	1,851	1,977	52,526	-	-	-
PFP Columbus, LLC	144,439	2,310	2,437	2,548	2,708	2,855	3,011	3,155	125,415	-	-	-
LC Portland, LLC	135,326	2,070	2,187	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-
JG Elizabeth, LLC	161,371	2,580	2,709	2,823	2,986	3,135	3,292	3,437	3,629	136,780	-	-
MFC Beavercreek, LLC	110,871	1,639	1,732	1,814	1,933	2,043	2,159	2,265	2,409	94,877	-	-
Glimcher SuperMall Venture, LLC	60,341	825	892	949	1,037	1,119	1,208	1,292	1,406	1,517	50,096	-
RVM Glimcher, LLC	50,000	-	-	-	566	649	686	719	768	815	863	44,934
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	19,000
	1,245,189	37,212	83,630	120,101	64,055	93,927	40,605	152,439	304,338	233,989	50,959	63,934
Variable Rate
GM Olathe, LLC	30,000	30,000	-	-	-	-	-	-	-	-	-	-
Montgomery Mall Associates, LP	25,000	25,000	-	-	-	-	-	-	-	-	-	-
Glimcher Columbia, LLC	7,729	7,729	-	-	-	-	-	-	-	-	-	-
EM Columbus, LLC	41,669	-	41,669	-	-	-	-	-	-	-	-	-
	104,398	62,729	41,669	-	-	-	-	-	-	-	-	-

Total Mortgage Notes Payable	1,349,587	99,941	125,299	120,101	64,055	93,927	40,605	152,439	304,338	233,989	50,959	63,934

Credit Facility	150,000	-	-	150,000	-	-	-	-	-	-	-	-
Total Notes Payable	150,000	-	-	150,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,894	428	428	428	428	182	-	-	-	-	-	-

Total Debt	$1,501,481	$100,369	$125,727	$270,529	$64,483	$94,109	$40,605	$152,439	$304,338	$233,989	$50,959	$63,934

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Final	Balance
Description	12/31/2005	Maturity	12/31/2005	2006	2007	2008

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	June 1, 2008	$88,683	$1,307	$1,491	$85,885
Puente Hills Mall, LLC Fair Value Adjustment			(471)	(195)	(195)	(81)
Total Joint Venture Fixed Rate Mortgages			$88,212	$1,112	$1,296	$85,804

Joint Venture Debt (Pro Rata Share of 52%)			$45,870	$578	$674	$44,618

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
Property Type	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

Mall Anchors - wholly-owned	95.2%	92.6%	91.3%	91.3%	93.7%
Mall Stores - wholly-owned	89.5%	87.5%	88.0%	87.6%	88.5%
Total Consolidated Mall Portfolio - wholly-owned	93.2%	90.8%	90.1%	90.0%	91.8%

Total Mall Portfolio including Joint Ventures	93.2%	90.8%	90.1%	90.0%	91.8%

Community Center Anchors	75.0%	63.9%	63.8%	63.8%	67.9%
Community Center Stores	78.6%	64.8%	63.7%	65.3%	66.6%
Total Community Center Portfolio	75.8%	64.1%	63.8%	64.2%	67.6%

	Occupancy (1)
Comparable Property Type (2)		12/31/2005		12/31/2004

Comparable Mall Stores		89.5%		88.3%
Comparable Mall Portfolio		93.2%		92.2%

Comparable Community Center Stores		78.6%		80.9%
Comparable Community Center Portfolio		75.8%		80.8%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2) Comparable occupancy rates exclude the centers sold in 2005 from the 12/31/2004 occupancy calculation and those acquired in 2005 from the 12/31/2005 calculation.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2005:

		GLA Analysis		Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	314,609	124,753	439,362	$5.58	$7.78	$6.21	$6.19
Mall Stores	272,453	437,542	709,995	$29.40	$27.59	$28.29	$25.83

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and twelve months ended December 31, 2005 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent
Three months ended December 31, 2005
Mall Anchors	77,920	-	77,920	$6.75	$6.62	$-	$-	$6.75	$6.62	2%
Mall Stores	40,544	123,093	163,637	$31.45	$23.51	$30.66	$28.29	$30.85	$27.10	14%

Twelve months ended December 31, 2005
Mall Anchors	243,963	124,753	368,716	$5.37	$5.16	$7.78	$9.75	$6.18	$6.72	-8%
Mall Stores	103,821	410,422	514,243	$30.12	$25.75	$27.88	$25.61	$28.33	$25.64	11%

Note: This report excludes ground leases, ATM's and development projects.

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of December 31, 2005

MARKET DOMINANT	Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot December 2005	Average Mall Store Sales Per Square Foot December 2004	Mall Store Occupancy 12/31/2005	Mall Store Occupancy 12/31/2004	% of Mall Portfolio NOI (1)

	Jersey Gardens	Elizabeth, NJ	1	1,293,859	$ 439	$ 418	95.2%	83.4%
	Lloyd Center	Portland, OR	24	1,452,481	$ 374	$ 369	95.2%	95.2%
	Mall at Fairfield Commons	Dayton, OH	58	1,143,551	$ 371	$ 366	97.8%	95.6%
	Mall at Johnson City	Johnson City, TN	>100	531,511	$ 384	$ 365	89.3%	87.0%
	Polaris Fashion Place	Columbus, OH	31	1,583,287	$ 366	$ 358	98.6%	96.0%
	Weberstown Mall	Stockton, CA	78	859,012	$ 425	$ 381	94.0%	96.2%
	WestShore Plaza	Tampa, FL	21	1,060,403	$ 466	$ 442	94.0%	92.4%
				7,924,104	$ 403	$ 381	95.5%	92.1%	51%

TRADE AREA DOMINANT	Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot December 2005	Average Mall Store Sales Per Square Foot December 2004	Mall Store Occupancy 12/31/2005	Mall Store Occupancy 12/31/2004	% of Mall Portfolio NOI (1)

	Ashland Town Center	Ashland, KY	>100	441,491	$ 340	$ 335	93.5%	97.3%
	Colonial Park Mall	Harrisburg, PA	67	744,558	$ 299	$ 328	96.1%	87.9%
	Dayton Mall	Dayton, OH	58	1,308,774	$ 328	$ 323	92.2%	89.5%
	Eastland Mall (OH)	Columbus, OH	31	1,011,667	$ 286	$ 268	94.5%	87.3%
	Grand Central Mall	Parkersburg, WV	>100	929,146	$ 296	$ 296	69.5%	94.4%
	Indian Mound Mall	Columbus, OH	31	557,156	$ 248	$ 269	82.9%	76.4%
	Morgantown Mall	Morgantown, WV	>100	558,107	$ 299	$ 309	94.5%	92.3%
	New Towne Mall	New Philadelphia, OH	>100	516,718	$ 251	$ 245	83.7%	84.7%
	Northtown Mall	Minneapolis, MN	15	621,109	$ 375	$ 365	81.0%	86.6%
	River Valley Mall	Columbus, OH	31	577,570	$ 298	$ 270	90.7%	95.9%
	Supermall of the Great NW	Seattle, WA	13	942,676	$ 243	$ 246	85.6%	78.8%
	University Mall	Tampa, FL	21	1,235,210	$ 325	$ 313	88.8%	89.0%
				9,444,182	$ 304	$ 298	87.1%	88.2%	41%

OPPORTUNISTIC	Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot December 2005	Average Mall Store Sales Per Square Foot December 2004	Mall Store Occupancy 12/31/2005	Mall Store Occupancy 12/31/2004	% of Mall Portfolio NOI (1)

	Almeda Mall	Houston, TX	7	782,353	$ 286	$ 283	94.9%	90.6%
	Eastland Mall (NC)	Charlotte, NC	34	1,067,548	$ 207	$ 233	91.7%	91.0%
	Great Mall of the Great Plains	Kansas City, KS	26	811,418	$ 162	$ 186	87.1%	76.2%
	Montgomery Mall	Montgomery, AL	>100	726,882	$ 215	$ 195	64.5%	69.7%
	Northwest Mall	Houston, TX	7	794,092	$ 261	$ 213	72.3%	78.8%
				4,182,293	$ 219	$ 221	82.9%	81.0%	8%

TOTAL MALL PORTFOLIO (2)				21,550,579	$ 334	$ 323	89.5%	88.3%	100%

(1) Based on 2005 Net Operating Income
(2) Wholly owned properties as of December 31, 2005 (excludes joint ventures and sold properties)

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2005

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	31	427,162	$6,913,280	3.2%
Limited Brands, Inc.	54	308,867	6,097,694	2.8%
Foot Locker, Inc.	56	241,970	5,817,478	2.7%
Steve & Barry's University Sportswear	10	652,705	4,530,003	2.1%
Sterling Inc.	37	63,837	4,435,597	2.1%
Sears Holding Corporation	24	2,883,307	3,822,975	1.8%
Saks Incorporated	5	471,355	3,401,692	1.6%
JCPenney Company, Inc.	18	1,747,001	3,110,483	1.4%
Burlington Coat Factory	9	592,605	3,052,968	1.4%
Luxottica Group	54	84,769	3,025,020	1.4%
Zales Corporation	44	41,458	3,001,116	1.4%
Genesco Inc.	43	64,181	2,439,749	1.1%
American Eagle Outfitters	18	100,523	2,424,217	1.1%
Regal Cinemas	7	246,293	2,411,823	1.1%
Finish Line, Inc.	21	117,991	2,370,105	1.1%
Total tenants representing > 1.0%	431	8,044,024	$56,854,200	26.3%

Note: Excludes tenants at the Company's joint venture mall property.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2005

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	54	308,867	$6,097,694	3.0%
Foot Locker, Inc.	56	241,970	$5,817,478	2.8%
Gap, Inc.	25	261,674	$4,415,731	2.2%
Sterling Inc.	36	58,057	$4,349,357	2.1%
Luxottica Group	54	84,769	$3,025,020	1.5%
Zales Corporation	44	41,458	$3,001,116	1.5%
Genesco, Inc.	43	64,181	$2,439,749	1.2%
American Eagle Outfitters	18	100,523	$2,424,217	1.2%
Finish Line, Inc.	21	117,991	$2,370,105	1.2%
Claire's Boutique	37	45,429	$1,995,673	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Federated Department Stores	12	2,458,119	$505,000	11.4%
Sears Holding Corporation	17	2,409,237	$1,763,801	11.2%
JC Penney Company, Inc.	14	1,671,342	$2,992,138	7.8%
Bon-Ton Department Stores, Inc.	8	844,588	$1,818,912	3.9%
Steve & Barry's University Sportswear	9	637,634	$4,288,867	3.0%
Burlington Coat Factory	7	583,083	$2,865,968	2.7%
Belks	6	576,531	$1,894,752	2.7%
Dillard's	3	533,962	$-	2.5%
Saks Incorporated	5	471,355	$3,401,692	2.2%
Wal-Mart Stores, Inc.	2	264,734	$1,341,846	1.2%

Note: Excludes tenants at the Company's joint venture mall property.

LEASE EXPIRATION SCHEDULE
As of December 31, 2005

Mall Portfolio (wholly-owned properties)
											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	633	480,901	1,464,613	1,945,514	9.7%	$1,795,938	$28,353,407	$30,149,345	$3.90	$22.74	14.7%
2007	293	710,010	738,944	1,448,954	7.2%	2,669,059	17,287,517	19,956,576	$3.76	$25.08	9.8%
2008	345	806,787	759,342	1,566,129	7.8%	2,920,824	19,753,965	22,674,789	$3.62	$28.07	11.1%
2009	245	1,358,536	681,897	2,040,433	10.2%	4,421,348	16,455,787	20,877,135	$5.75	$27.13	10.2%
2010	207	901,454	705,862	1,607,316	8.0%	6,672,439	16,353,576	23,026,015	$8.16	$25.18	11.3%
Thereafter	751	8,885,114	2,588,493	11,473,607	57.1%	24,652,082	63,162,896	87,814,978	$7.24	$26.85	42.9%
	2,474	13,142,802	6,939,151	20,081,953	100.0%	$43,131,690	$161,367,148	$204,498,838	$6.19	$25.83	100.0%

Community Center Portfolio
											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	28	20,100	97,810	117,910	8.3%	$123,900	$978,558	$1,102,458	$6.16	$10.00	9.5%
2007	14	21,000	31,061	52,061	3.7%	111,300	406,154	517,454	$5.30	$13.08	4.5%
2008	14	74,430	42,387	116,817	8.2%	260,793	374,820	635,613	$3.50	$11.43	5.5%
2009	13	331,202	40,100	371,302	26.1%	1,053,184	650,950	1,704,134	$3.18	$17.79	14.7%
2010	19	99,850	94,070	193,920	13.7%	950,801	1,467,412	2,418,213	$9.52	$16.85	20.8%
Thereafter	21	516,660	51,758	568,418	40.0%	4,364,088	860,100	5,224,188	$8.45	$16.62	45.0%
	109	1,063,242	357,186	1,420,428	100.0%	$6,864,066	$4,737,994	$11,602,060	$6.46	$14.06	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

CAPITAL EXPENDITURES
(dollars in thousands)

	for the three months ended Dec. 31
	Consolidated	Consolidated
	Properties	Properties
	2005	2004

New developments	$42	$272

Redevelopment projects	$21,854	$2,848

Renovation with no incremental GLA	$4,846	$1,690

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$962	$1,041
Non-anchor replacement	2,399	1,298
Operational capital expenditures	1,645	1,127
Total Property Capital Expenditures	$5,006	$3,466

	for the twelve months ended Dec. 31
	Consolidated	Consolidated
	Properties	Properties
	2005	2004

New developments	$7,678	$850

Redevelopment projects	$54,977	$8,301

Renovation with no incremental GLA	$8,928	$3,662

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$3,523	$4,960
Non-anchor replacement	9,299	7,213
Operational capital expenditures	4,644	3,964
Total Property Capital Expenditures	$17,466	$16,137

REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost	Investments twelve-months ended Dec. 31, 2005	Planned Investments 2006	Opening Date	Project Initial Yield (1)

PROPERTY REDEVELOPMENTS:
Eastland Mall	Overall property redevelopment	$ 23,000	$ 21,200	1,800	Q2-2006	3%	(2)
Columbus, Ohio

PROPERTY EXPANSIONS:
Dayton Mall	Lifestyle component addition	30,000	8,000	22,000	Q4-2006	9%
Dayton, Ohio

Polaris Fashion Place	Re-anchor and multi-tenant addition	5,000	4,700	300	Q3-2006	13%
Columbus, Ohio

Mall at Fairfield Commons	New anchor and multi-tenant addition	10,700	4,400	4,500	Q2-2007	9%
Dayton, Ohio

Northtown Mall	Re-anchor and multi-tenant addition	5,700	2,200	3,500	Q4-2006	12%
Minneapolis, MN

Grand Central Mall	Multi-tenant building addition	5,100	2,600	2,500	Q4-2006	13%
Parkersburg, WV

Other Miscellaneous Projects		11,900	11,900	-		15%

Total Expansions		68,400	33,800	32,800		11%

Total Redevelopments and Expansions		$ 91,400	$ 55,000	$ 34,600

(1) Represents projected return on current investment only (does not include internal allocation of land value)
(2) After the final phase of redevelopment, the Eastland Mall is projected to stabilize at an overall yield of 10%